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EXHIBIT 32

Certification pursuant to U.S.C. Section 1350,
as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002.

I, Charles Crovitz, Interim Chief Executive Officer of The Children's Place Retail Stores, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

  1.
  The Annual Report of the Company on Form 10-K for the year ended January 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        IN WITNESS WHEREOF, I have executed this Certification this 1st day of April, 2009.

By:	/s/ CHARLES CROVITZ
Interim Chief Executive Officer (A Principal Executive Officer)

        I, Susan Riley, Executive Vice President of Finance and Administration of The Children's Place Retail Stores, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

  1.
  The Annual Report of the Company on Form 10-K for the year ended January 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        IN WITNESS WHEREOF, I have executed this Certification this 1st day of April, 2009.

By:	/s/ SUSAN RILEY
Executive Vice President, Finance and Administration (A Principal Executive Officer and Principal Financial Officer)

        This certification accompanies the Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not , except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

        A signed original copy of this written statement required by Section 906 of the Sarbanes Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission of its staff upon request.

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  EXHIBIT 32
Certification pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.